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                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Numbers 33-83890, 333-14657 and 333-74377.





                                            ARTHUR ANDERSEN LLP

Indianapolis, Indiana,
May 25, 1999.